Exhibit 99.1
Investors & Reporters May Contact:
Karen Reid
VP & Treasurer
(770) 418-8211
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
RECORD SECOND QUARTER 2021 FINANCIAL RESULTS

Second quarter EPS of $7.80 per diluted share,
up 204% over prior year EPS

Second quarter adjusted EPS of $7.78 per diluted share (a non-GAAP measure), up 209% over prior year adjusted EPS

Second quarter revenue increased 79% and
gross profit increased 105% over prior year quarter

DULUTH, GA, July 27, 2021- Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported record net income for the second quarter 2021 of $152.1 million ($7.80 per diluted share). This compares to net income of $49.6 million ($2.57 per diluted share) in the prior year quarter.

The financial measures discussed below include both GAAP and adjusted (non-GAAP) financial measures. Please see reconciliations for our non-GAAP metrics included in the accompanying financial tables.

“This quarter, new inventory supply continued to be unpredictable, but our teams met the challenge and performed at record levels in revenue, volume, margins, net income, and EPS. In addition to this record performance, our online car buying platform, Clicklane, now fully active across all of our dealerships for the entire quarter, is exceeding our expectations, with its growth trajectory ahead of target,” said David Hult, Asbury’s President and Chief Executive Officer. “We are tracking well to achieve our strategic five-year plan.”

The Company reported adjusted net income (a non-GAAP measure) for the second quarter 2021 of $151.7 million ($7.78 per diluted share) compared to $48.7 million ($2.52 per diluted share) in the prior year quarter.

Net income for the second quarter 2021 was adjusted for real estate net gains of $0.5 million ($0.02 per diluted share).

Net income for the second quarter 2020 was adjusted for a $1.2 million ($0.05 per diluted share) legal settlement gain.

The Company reported total revenue for the second quarter of $2.6 billion, up 79% from the prior year period; total revenue on a same-store basis was up 50% from the prior year period.

Second Quarter 2021 Operational Summary

$ in millions, except EPS	Selected GAAP Financial
	For the Three Months Ended June 30,
	2021	2020	2019	YoY	2021 vs. 2019

Revenue	$2,584.0	$1,445.1	$1,803.5	79%	43%
Gross Profit	$497.2	$242.8	$295.0	105%	69%
Gross Margin	19.2%	16.8%	16.4%	240 bps	280 bps

New Units	31,725	20,060	26,449	58%	20%
Used Retail Units	26,856	18,400	22,259	46%	21%

New Margin	9.1%	5.1%	4.0%	400 bps	510 bps
Used Retail Margin	9.7%	7.7%	7.1%	200 bps	260 bps

F&I Gross Profit	$107.0	$66.6	$80.2	61%	33%
Parts & Service Gross Profit	$182.6	$100.5	$140.6	82%	30%

SG&A % of Gross Profit	54.2%	62.7%	68.0%	-850bps	-1,380 bps

Operating Income	$218.4	$82.2	$85.9	166%	154%
Operating Margin	8.5%	5.7%	4.8%	280 bps	370 bps
EPS	$7.80	$2.57	$2.84	204%	175%

$ in millions, except EPS	Selected GAAP Financial
	For the Three Months Ended June 30,
	2021	2020	2019	YoY	2021 vs. 2019

Adjusted Operating Income	$217.9	$81.0	$85.6	169%	155%
Adjusted Operating Margin	8.4%	5.6%	4.7%	280 bps	370 bps
Adjusted EPS	$7.78	$2.52	$2.38	209%	227%

Same store vs. 2nd Quarter 2020:

•Revenue increased 50%
•Gross profit increased 72%
•Gross margin increased 250 bps to 19.3%
•New vehicle unit volume increased 42%; used vehicle retail unit volume increased 29%
•New vehicle revenue increased 52%; gross profit increased 162%
•Used vehicle retail revenue increased 53%; gross profit increased 96%
•Finance and insurance revenue and gross profit increased 48%

•Parts and service revenue increased 41%; gross profit increased 48%; Customer pay gross profit increased 59%

Comparable store vs. 2nd Quarter 2019:

•Revenue increased 23%
•Gross profit increased 46%
•Gross margin increased up 290 bps
•New vehicle unit volume increased 11%; used vehicle retail unit volume increased 10%
•New vehicle revenue increased 23%; gross profit increased 172%
•Used vehicle retail revenue increased 34%; gross profit increased 88%
•Finance and insurance revenue and gross profit increased 30%
•Parts and service revenue and gross profit increased 7%; customer pay gross profit increased 9%

Liquidity and Leverage

As of June 30, 2021, the company had $576 million of liquidity (including cash of $102 million, floorplan offset accounts of $75 million, and availability under our used vehicle floorplan line and revolver of $399 million). The company’s adjusted net leverage ratio was 1.6x at quarter-end.

Additional commentary regarding the first quarter results will be provided during the earnings conference call on July 27, 2021, at 10:00 a.m. ET. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com. A replay will be available at this site for 30 days.

In addition, live audio of the call will be accessible to the public by calling (800) 353-6461 (domestic), or (334) 323-0501 (international); passcode – 6678848. Callers should dial in approximately 5 to 10 minutes before the call begins.

A conference call replay will be available two hours following the call for seven days and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode – 6678848.

About Asbury Automotive Group, Inc.

Asbury Automotive Group, Inc. (NYSE: ABG), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S. In late 2020, Asbury embarked on a 5-year plan to strategically increase revenue and profitability through organic and acquisitive growth as well as their innovative Clicklane digital car purchasing platform, with its guest-centric approach as Asbury’s constant North Star. Asbury currently operates 91 dealerships, consisting of 112 franchises, representing 31 domestic and foreign brands of vehicles. Asbury also operates 25 collision repair centers. Asbury offers an extensive range of automotive products and services, including new and used vehicles; parts and service, which includes vehicle repair and maintenance services, replacement parts and collision repair services; and finance and insurance products, including arranging vehicle financing through third parties and aftermarket products, such as extended service contracts, guaranteed asset protection debt cancellation, prepaid maintenance, and credit life and disability insurance. For additional information, visit www.asburyauto.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, the expected benefits of Clicklane, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, the impact of the COVID-19 pandemic, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents and the shortage of semiconductor chips, which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its five-year strategic plan, IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2021	2020
REVENUE:
New vehicle	$1,368.4	$761.8	$606.6	80%
Used vehicle:
Retail	759.4	412.6	346.8	84%
Wholesale	56.8	34.9	21.9	63%
Total used vehicle	816.2	447.5	368.7	82%
Parts and service	292.4	169.2	123.2	73%
Finance and insurance, net	107.0	66.6	40.4	61%
TOTAL REVENUE	2,584.0	1,445.1	1,138.9	79%
GROSS PROFIT:
New vehicle	124.1	38.6	85.5	222%
Used vehicle:
Retail	73.5	31.6	41.9	133%
Wholesale	10.0	5.5	4.5	82%
Total used vehicle	83.5	37.1	46.4	125%
Parts and service	182.6	100.5	82.1	82%
Finance and insurance, net	107.0	66.6	40.4	61%
TOTAL GROSS PROFIT	497.2	242.8	254.4	105%
OPERATING EXPENSES:
Selling, general and administrative	269.7	152.2	117.5	77%
Depreciation and amortization	10.1	9.7	0.4	4%
Other operating (income), net	(1.0)	(1.3)	0.3	23%
INCOME FROM OPERATIONS	218.4	82.2	136.2	166%
OTHER EXPENSES:
Floor plan interest expense	2.1	4.1	(2.0)	(49)%
Other interest expense, net	14.4	11.8	2.6	22%
Total other expenses, net	16.5	15.9	0.6	4%
INCOME BEFORE INCOME TAXES	201.9	66.3	135.6	205%
Income tax expense	49.8	16.7	33.1	198%
NET INCOME	$152.1	$49.6	$102.5	207%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$7.88	$2.58	$5.30	205%
Diluted—
Net income	$7.80	$2.57	$5.23	204%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.3	19.2	0.1
Restricted stock	0.1	—	0.1
Performance share units	0.1	0.1	—
Diluted	19.5	19.3	0.2

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2021	2020
Unit sales
New vehicle:
Luxury	10,085	4,359	5,726	131%
Import	17,257	11,610	5,647	49%
Domestic	4,383	4,091	292	7%
Total new vehicle	31,725	20,060	11,665	58%
Used vehicle retail	26,856	18,400	8,456	46%
Used to new ratio	84.7%	91.7%	(700) bps
Average selling price
New vehicle	$43,133	$37,976	$5,157	14%
Used vehicle retail	28,277	22,424	5,853	26%
Average gross profit per unit
New vehicle:
Luxury	$6,138	$3,854	$2,284	59%
Import	2,550	1,077	1,473	137%
Domestic	4,152	2,273	1,879	83%
Total new vehicle	3,912	1,924	1,988	103%
Used vehicle retail	2,737	1,717	1,020	59%
Finance and insurance, net	1,827	1,732	95	5%
Front end yield (1)	5,200	3,557	1,643	46%
Gross margin
New vehicle:
Luxury	10.2%	6.9%	330 bps
Import	7.9%	3.7%	420 bps
Domestic	8.9%	5.3%	360 bps
Total new vehicle	9.1%	5.1%	400 bps
Used vehicle retail	9.7%	7.7%	200 bps
Parts and service	62.4%	59.4%	300 bps
Total gross profit margin	19.2%	16.8%	240 bps
SG&A metrics
Rent expense	$9.1	$5.9	$3.2	54%
SG&A as a percentage of gross profit	54.2%	62.7%	(850) bps
SG&A, excluding rent expense as a percentage of gross profit	52.4%	60.3%	(790) bps
Operating metrics
Income from operations as a percentage of revenue	8.5%	5.7%	280 bps
Income from operations as a percentage of gross profit	43.9%	33.9%	1,000 bps
Adjusted income from operations as a percentage of revenue	8.4%	5.6%	280 bps
Adjusted income from operations as a percentage of gross profit	43.8%	33.4%	1,040 bps
Revenue mix
New vehicle	53.0%	52.7%
Used vehicle retail	29.4%	28.6%
Used vehicle wholesale	2.2%	2.4%
Parts and service	11.3%	11.7%
Finance and insurance	4.1%	4.6%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	25.0%	15.9%
Used vehicle retail	14.8%	13.0%
Used vehicle wholesale	2.0%	2.3%
Parts and service	36.7%	41.4%
Finance and insurance	21.5%	27.4%
Total gross profit	100.0%	100.0%
_____________________________
(1)Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2021	2020
Revenue
New vehicle:
Luxury	$381.0	$236.2	$144.8	61%
Import	553.4	341.8	211.6	62%
Domestic	204.1	168.8	35.3	21%
Total new vehicle	1,138.5	746.8	391.7	52%
Used Vehicle:
Retail	615.4	403.5	211.9	53%
Wholesale	32.3	34.4	(2.1)	(6)%
Total used vehicle	647.7	437.9	209.8	48%
Parts and service	234.6	166.5	68.1	41%
Finance and insurance	97.5	65.7	31.8	48%
Total revenue	$2,118.3	$1,416.9	$701.4	50%

Gross profit
New vehicle:
Luxury	$36.1	$16.3	$19.8	121%
Import	43.9	12.4	31.5	254%
Domestic	18.2	8.8	9.4	107%
Total new vehicle	98.2	37.5	60.7	162%
Used Vehicle:
Retail	61.3	31.2	30.1	96%
Wholesale	6.4	5.5	0.9	16%
Total used vehicle	67.7	36.7	31.0	84%
Parts and service:
Customer pay	84.1	52.8	31.3	59%
Warranty	20.2	17.6	2.6	15%
Wholesale parts	6.6	4.8	1.8	38%
Parts and service, excluding reconditioning and preparation	110.9	75.2	35.7	47%
Reconditioning and preparation	35.2	23.6	11.6	49%
Total parts and service	146.1	98.8	47.3	48%
Finance and insurance	97.5	65.7	31.8	48%
Total gross profit	$409.5	$238.7	$170.8	72%

SG&A expense	$227.5	$149.8	$77.7	52%
SG&A expense as a percentage of gross profit	55.6%	62.8%	(720) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2021	2020
Unit sales
New vehicle:
Luxury	6,505	4,218	2,287	54%
Import	17,205	11,610	5,595	48%
Domestic	4,383	3,936	447	11%
Total new vehicle	28,093	19,764	8,329	42%
Used vehicle retail	23,267	18,033	5,234	29%
Used to new ratio	82.8%	91.2%	(840) bps

Average selling price
New vehicle	$40,526	$37,786	$2,740	7%
Used vehicle retail	26,449	22,376	4,073	18%

Average gross profit per unit
New vehicle:
Luxury	$5,550	$3,864	$1,686	44%
Import	2,552	1,068	1,484	139%
Domestic	4,152	2,236	1,916	86%
Total new vehicle	3,496	1,897	1,599	84%
Used vehicle retail	2,635	1,730	905	52%
Finance and insurance, net	1,898	1,738	160	9%
Front end yield (1)	5,004	3,556	1,448	41%

Gross margin
New vehicle:
Luxury	9.5%	6.9%	260 bps
Import	7.9%	3.6%	430 bps
Domestic	8.9%	5.2%	370 bps
Total new vehicle	8.6%	5.0%	360 bps
Used vehicle retail	10.0%	7.7%	230 bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.3%	45.2%	210 bps
Parts and service, including reconditioning and preparation	62.3%	59.3%	300 bps
Total gross profit margin	19.3%	16.8%	250 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2021	2020
REVENUE:
New vehicle	$2,520.1	$1,583.9	$936.2	59%
Used vehicle:
Retail	1,366.9	858.6	508.3	59%
Wholesale	140.2	82.1	58.1	71%
Total used vehicle	1,507.1	940.7	566.4	60%
Parts and service	554.4	390.8	163.6	42%
Finance and insurance, net	195.3	137.0	58.3	43%
TOTAL REVENUE	4,776.9	3,052.4	1,724.5	56%
GROSS PROFIT:
New vehicle	199.6	75.0	124.6	166%
Used vehicle:
Retail	121.0	62.8	58.2	93%
Wholesale	18.3	5.0	13.3	266%
Total used vehicle	139.3	67.8	71.5	105%
Parts and service	345.7	235.4	110.3	47%
Finance and insurance, net	195.3	137.0	58.3	43%
TOTAL GROSS PROFIT	879.9	515.2	364.7	71%
OPERATING EXPENSES:
Selling, general and administrative	509.5	346.9	162.6	47%
Depreciation and amortization	19.9	19.2	0.7	4%
Franchise rights impairment	—	23.0	(23.0)	(100)%
Other operating (income) expense, net	(4.2)	8.9	(13.1)	(147)%
INCOME FROM OPERATIONS	354.7	117.2	237.5	203%
OTHER EXPENSES (INCOME):
Floor plan interest expense	5.0	11.1	(6.1)	(55)%
Other interest expense, net	28.4	28.8	(0.4)	(1)%
Loss on extinguishment of long-term debt, net	—	20.6	(20.6)	(100)%
Gain on dealership divestitures, net	—	(33.7)	33.7	100%
Total other expenses, net	33.4	26.8	6.6	25%
INCOME BEFORE INCOME TAXES	321.3	90.4	230.9	255%
Income tax expense	76.4	21.3	55.1	259%
NET INCOME	$244.9	$69.1	$175.8	254%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$12.69	$3.60	$9.09	253%
Diluted—
Net income	$12.56	$3.58	$8.98	251%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.3	19.2	0.1
Restricted stock	0.1	—	0.1
Performance share units	0.1	0.1	—
Diluted	19.5	19.3	0.2

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2021	2020
Unit sales
New vehicle:
Luxury	18,596	9,351	9,245	99%
Import	31,634	24,068	7,566	31%
Domestic	8,754	8,618	136	2%
Total new vehicle	58,984	42,037	16,947	40%
Used vehicle retail	50,375	38,687	11,688	30%
Used to new ratio	85.4%	92.0%	(660) bps
Average selling price
New vehicle	$42,725	$37,679	$5,046	13%
Used vehicle retail	27,134	22,194	4,940	22%
Average gross profit per unit
New vehicle:
Luxury	$5,732	$3,604	$2,128	59%
Import	1,963	964	999	104%
Domestic	3,530	2,100	1,430	68%
Total new vehicle	3,384	1,784	1,600	90%
Used vehicle retail	2,402	1,623	779	48%
Finance and insurance, net	1,786	1,697	89	5%
Front end yield (1)	4,717	3,404	1,313	39%
Gross margin
New vehicle:
Luxury	9.5%	6.5%	300 bps
Import	6.2%	3.3%	290 bps
Domestic	7.8%	5.0%	280 bps
Total new vehicle	7.9%	4.7%	320 bps
Used vehicle retail	8.9%	7.3%	160 bps
Parts and service	62.4%	60.2%	220 bps
Total gross profit margin	18.4%	16.9%	150 bps
SG&A metrics
Rent expense	$20.3	$12.7	$7.6	60%
SG&A as a percentage of gross profit	57.9%	67.3%	(940) bps
SG&A, excluding rent expense as a percentage of gross profit	55.6%	64.9%	(930) bps
Operating metrics
Income from operations as a percentage of revenue	7.4%	3.8%	360 bps
Income from operations as a percentage of gross profit	40.3%	22.7%	1,760 bps
Adjusted income from operations as a percentage of revenue	7.4%	4.9%	250 bps
Adjusted income from operations as a percentage of gross profit	39.9%	29.0%	1,090 bps
Revenue mix
New vehicle	52.8%	51.9%
Used vehicle retail	28.6%	28.1%
Used vehicle wholesale	2.9%	2.7%
Parts and service	11.6%	12.8%
Finance and insurance	4.1%	4.5%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	22.7%	14.6%
Used vehicle retail	13.7%	12.1%
Used vehicle wholesale	2.1%	1.0%
Parts and service	39.3%	45.7%
Finance and insurance	22.2%	26.6%
Total gross profit	100.0%	100.0%
_____________________________
(1)Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2021	2020
Revenue
New vehicle:
Luxury	$703.2	$503.5	$199.7	40%
Import	991.5	684.2	307.3	45%
Domestic	393.6	340.2	53.4	16%
Total new vehicle	2,088.3	1,527.9	560.4	37%
Used Vehicle:
Retail	1,115.2	820.4	294.8	36%
Wholesale	89.6	79.2	10.4	13%
Total used vehicle	1,204.8	899.6	305.2	34%
Parts and service	446.7	377.6	69.1	18%
Finance and insurance, net	178.2	132.9	45.3	34%
Total revenue	$3,918.0	$2,938.0	$980.0	33%

Gross profit
New vehicle:
Luxury	$60.7	$32.5	$28.2	87%
Import	62.0	22.8	39.2	172%
Domestic	30.6	16.9	13.7	81%
Total new vehicle	153.3	72.2	81.1	112%
Used Vehicle:
Retail	101.3	60.8	40.5	67%
Wholesale	12.8	5.1	7.7	151%
Total used vehicle	114.1	65.9	48.2	73%
Parts and service:
Customer pay	161.1	127.6	33.5	26%
Warranty	38.5	38.7	(0.2)	(1)%
Wholesale parts	12.5	9.5	3.0	32%
Parts and service, excluding reconditioning and preparation	212.1	175.8	36.3	21%
Reconditioning and preparation	65.1	51.6	13.5	26%
Total parts and service	277.2	227.4	49.8	22%
Finance and insurance	178.2	132.9	45.3	34%
Total gross profit	$722.8	$498.4	$224.4	45%

SG&A expense	$427.1	$334.9	$92.2	28%
SG&A expense as a percentage of gross profit	59.1%	67.2%	(810) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2021	2020
Unit sales
New vehicle:
Luxury	12,031	9,038	2,993	33%
Import	31,556	23,565	7,991	34%
Domestic	8,653	8,094	559	7%
Total new vehicle	52,240	40,697	11,543	28%
Used vehicle retail	44,007	37,012	6,995	19%
Used to new ratio	84.2%	90.9%	(670) bps

Average selling price
New vehicle	$39,975	$37,543	$2,432	6%
Used vehicle retail	25,341	22,166	3,175	14%

Average gross profit per unit
New vehicle:
Luxury	$5,045	$3,596	$1,449	40%
Import	1,965	968	997	103%
Domestic	3,536	2,088	1,448	69%
Total new vehicle	2,935	1,774	1,161	65%
Used vehicle retail	2,302	1,643	659	40%
Finance and insurance, net	1,851	1,710	141	8%
Front end yield (1)	4,497	3,422	1,075	31%

Gross margin
New vehicle:
Luxury	8.6%	6.5%	210 bps
Import	6.3%	3.3%	300 bps
Domestic	7.8%	5.0%	280 bps
Total new vehicle	7.3%	4.7%	260 bps
Used vehicle retail	9.1%	7.4%	170 bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.5%	46.6%	90 bps
Parts and service, including reconditioning and preparation	62.1%	60.2%	190 bps
Total gross profit margin	18.4%	17.0%	140 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	June 30, 2021	December 31, 2020	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$102.3	$1.4	$100.9	NM
New vehicle inventory (a)	224.2	640.0	(415.8)	(65)%
Used vehicle inventory (b)	284.4	188.5	95.9	51%
Parts inventory (c)	51.6	46.7	4.9	10%
Total current assets	1,132.5	1,405.7	(273.2)	(19)%
Floor plan notes payable (d)	241.5	702.2	(460.7)	(66)%
Total current liabilities	759.3	1,223.4	(464.1)	(38)%
CAPITALIZATION:
Long-term debt (including current portion) (e)	$1,378.2	$1,201.8	$176.4	15%
Shareholders' equity	1,148.3	905.5	242.8	27%
Total	$2,526.5	$2,107.3	$419.2	20%
_____________________________
NM—Not Meaningful

(a) Excluding $1.5 million of new vehicle inventory classified as Assets held for sale as of June 30, 2021
(b) Excluding $1.1 million of used vehicle inventory classified as Assets held for sale as of June 30, 2021
(c) Excluding $0.4 million of parts inventory classified as Assets held for sale as of June 30, 2021
(d) Excluding $1.8 million of Floor plan notes payable classified as Liabilities associated with assets held for sale as of June 30, 2021
(e) Excluding $2.3 million and $8.9 million of Long-term debt classified as Liabilities associated with assets held for sale as of June 30, 2021 and December 31, 2020, respectively

	June 30, 2021	December 31, 2020	June 30, 2020
DAYS SUPPLY
New vehicle inventory	17	40	52
Used vehicle inventory	37	31	26
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Six Months Ended June 30,
	2021	2020
Luxury:
Mercedes-Benz	12%	8%
Lexus	12%	6%
BMW	5%	6%
Acura	4%	4%
Range Rover	3%	2%
Audi	2%	2%
Porsche	2%	—%
Other luxury	5%	5%
Total luxury	45%	33%
Imports:
Honda	16%	18%
Toyota	12%	13%
Nissan	5%	6%
Other imports	6%	7%
Total imports	39%	44%
Domestic:
Ford	6%	10%
Chevrolet	4%	6%
Dodge	3%	4%
Other domestics	3%	3%
Total domestic	16%	23%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Pro forma adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	June 30, 2021	March 31, 2021
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$1,378.2	$1,194.1
Debt included in Liabilities held for sale	2.3	2.3
Cash and floor plan offset	(177.3)	(173.2)
Availability under our used vehicle revolving floor plan facility	(160.0)	(138.8)
Adjusted long-term net debt	$1,043.2	$884.4

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$430.1	$327.6

Depreciation and amortization	39.2	38.8
Income tax expense	138.9	105.9
Swap and other interest expense	56.4	54.2
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$664.6	$526.5

Non-core items - expense (income):
Gain on dealership divestitures	$(28.6)	$(28.6)
Legal settlements	(3.5)	(4.7)
Gain on sale of real estate	(1.9)	(1.1)
Park Place related costs	1.3	1.3
Real estate-related charges	2.8	2.5
Total non-core items	(29.9)	(30.6)

Adjusted EBITDA	$634.7	$495.9

Adjusted net leverage ratio	1.6	1.8

	For the Three Months Ended June 30,
	2021	2020	2019
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$218.4	$82.2	$85.9
Legal settlements	—	(1.2)	—
Gain on sale of real estate	(0.8)	—	(0.3)
Real estate-related charges	0.3	—	—
Adjusted income from operations	$217.9	$81.0	$85.6

Adjusted operating margin:
Adjusted income from operations	$217.9	$81.0	$85.6
Total revenue	2,584.0	1,445.1	1,803.5
Adjusted operating margin	8.4%	5.6%	4.7%

Adjusted net income:
Net income	$152.1	$49.6	$54.9

Non-core items - (income) expense:
Gain on dealership divestiture	—	—	(11.7)
Legal settlements	—	(1.2)	—
Gain on sale of real estate	(0.8)	—	(0.3)
Real estate-related charges	0.3	—
Income tax effect on non-core items above	0.1	0.3	3.0
Total non-core items	(0.4)	(0.9)	(9.0)
Adjusted net income	$151.7	$48.7	$45.9

Adjusted diluted earnings per share (EPS):
Diluted EPS	$7.80	$2.57	$2.84

Total non-core items	(0.02)	(0.05)	(0.46)
Adjusted diluted EPS	$7.78	$2.52	$2.38

Weighted average common shares outstanding - diluted	19.5	19.3	19.3

	For the Six Months Ended June 30,
	2021	2020
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$354.7	$117.2
Legal settlements	(3.5)	(2.1)
Gain on sale of real estate	(1.9)	(0.3)
Real estate related charges	2.1	—
Park Place related costs	—	11.6
Franchise rights impairment	—	23.0
Adjusted income from operations	$351.4	$149.4

Adjusted net income:
Net income	$244.9	$69.1

Non-core items - (income) expense:
Legal settlements	(3.5)	(2.1)
Gain on sale of real estate	(1.9)	(0.3)
Real estate related charges	2.1	—
Gain on dealership divestitures	—	(33.7)
Loss on extinguishment of debt	—	20.7
Franchise rights impairment	—	23.0
Park Place deal termination costs	—	11.6
Income tax effect on non-core items above	0.8	(4.9)
Total non-core items	(2.5)	14.3
Adjusted net income	$242.4	$83.4

Adjusted diluted earnings per share (EPS):
Diluted EPS	$12.56	$3.58

Total non-core items	(0.13)	0.74
Adjusted diluted EPS	$12.43	$4.32

Weighted average common shares outstanding - diluted	19.5	19.3